                                                               Exhibit (a)(1)(J)

                         TENDER OFFER INSTRUCTION FORM
                                 FOR SHARES IN
                          UNIGRAPHICS SOLUTIONS INC.
                         EMPLOYEE STOCK PURCHASE PLAN

(Note: Before completing this Tender Offer Instruction Form, you should read the enclosed Offer to Purchase and letter from Unigraphics Solutions Inc. to participants in the Unigraphics Solutions Inc. Employee Stock Purchase Plan (the "ESPP"). THIS FORM SHOULD BE USED ONLY BY EMPLOYEES WHO HAVE SHARES IN THE ESPP WHO DESIRE TO TENDER SOME OR ALL OF SUCH SHARES IN THE OFFER.

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THIS FORM MUST BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY BEFORE
5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 18, 2001. YOU MUST SIGN AND COMPLETE THIS FORM FOR YOUR DIRECTION TO BE VALID.
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    To: American Stock Transfer & Trust Company, Depositary for the Offer.

                     By Mail, Overnight Delivery or Hand:
                                59 Maiden Lane
                           New York, New York 10038
                  Telephone: 1-800-937-5449, or 718-921-8200
                            Facsimile: 718-234-5001




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                  Name(s) and Address(es) of ESPP Participant
           (Please fill in if blank, exactly as name(s) appear(s) on
            ESPP Account Statement, including ESPP Account Number)
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

         I am a participant in the ESPP who has shares of Unigraphics Solutions Inc. Class A Common Stock in such plan ("ESPP Shares") and, as such, I have received a copy of the Offer to Purchase dated August 21, 2001 (the "Offer to Purchase") relating to the offer by UGS Acquisition Corp. (the "Purchaser"), a wholly owned subsidiary of Electronic Data Systems Corporation, to purchase all outstanding shares of Class A Common Stock of Unigraphics Solutions Inc. at a price of $32.50 per Share (the "Purchase Price").

         I hereby acknowledge my desire to tender to the Purchaser at the Purchase Price the ESPP Shares as described herein upon the terms and subject to the conditions set forth in the Offer to Purchase and this Tender Instruction Form.

         This notice instructs you to tender, at the Purchase Price, the following number of Shares I own in the ESPP:

         [_]                  (insert number) ESPP Shares
              ---------------

         [_]  All of my ESPP Shares

         Instructions: Check one of the boxes. If the first box is checked, insert the number of your ESPP Shares that you desire to be tendered on your behalf. If neither box is checked and the form is otherwise properly completed, signed and returned to American Stock Transfer & Trust Company, all of your ESPP Shares will be tendered.

         ESPP Shares tendered pursuant to the offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on September 18, 2001. An owner of ESPP Shares must submit a written or facsimile transmission notice of withdrawal so that it is received by the Depositary at the address indicated above no later than 5:00 p.m., New York City time on September 18, 2001. Any such notice of withdrawal must specify the name and social security number of the owner who tendered the ESPP Shares to be withdrawn and the number of ESPP Shares to be withdrawn. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. Any ESPP Shares properly withdrawn will thereafter be deemed not tendered for purposes of the offer.

         This Tender Offer Instruction Form must be received by the ESPP Agent before 5:00 p.m., New York City time, on September 18, 2001. You must sign and complete this form for your direction to be valid.

         Any tendering stockholder or other payee (other than a non-United States person) who fails to complete fully and sign the Substitute Form W-9 included below in this Tender Form may be subject to United States federal income tax backup withholding, currently equal to 30.5% of the gross proceeds paid to such stockholder or other payee pursuant to the offer. Withholding may apply to tendering non-United States persons, unless it is established that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is available.

________________________________________________________________________________
                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

________________________________________________________________________________

________________________________________________________________________________
                        Signature(s) of Stockholder(s)

Dated: _________________, 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):________________________________________________________________________
                                                   (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Daytime Area Code and Telephone Number:_________________________________________

Employer Identification or Social Security Number:______________________________ (Complete Accompanying Substitute Form W-9)


                           GUARANTEE OF SIGNATURE(S)
                   (If Required - See Instructions 1 and 5)


________________________________________________________________________________
                             Authorized Signature

Name:___________________________________________________________________________
                                (Please Print)

Name of Firm:___________________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Daytime Area Code and Telephone Number:_________________________________________


Dated:_______________, 2001
________________________________________________________________________________

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                                         PAYER'S NAME: UGS ACQUISITION CORP.
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
SUBSTITUTE                          Part 1 -  PLEASE  PROVIDE  YOUR TIN IN THE BOX AT       Social Security Number(s)
Form W-9                            THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.      or Employer Identification
                                    For individuals, this is your social security                   Number(s)
                                    number. For entities, this is your employer             _________________________
                                    identification number.
                                    ----------------------------------------------------------------------------------
Department of the Treasury          Part 2 -  NAME, ADDRESS AND TYPE OF ENTITY
Internal Revenue Service
                                    Name:_________________________________________________________________________
                                    Address:______________________________________________________________________
                                    City, State, and Zip Code:____________________________________________________

                                    ----------------------------------------------------------------------------------
Payer's Request for Taxpayer        Type of Entity:  Individual/Sole Proprietor ___  Corporation ___  Partnership ___
Identification Number ("TIN")
                                                                Other (please indicate)___________________________
                                    ----------------------------------------------------------------------------------
                                    Certification Instructions - You must cross out
                                    item (2) in the certification below if you have
                                    been notified by the IRS that you are subject to               Part 3 -
                                    backup withholding because you have failed to             Awaiting TIN [_]
                                    report all interest or dividends on your tax       -------------------------------
                                    returns. However, if after being notified by the
                                    IRS that you were subject to backup withholding                Part 4 -
                                    you received another notification from the IRS         Exempt U.S. Persons [_]
                                    stating you are no longer subject to backup        -------------------------------
                                    withholding, do not cross out such item (2). If
                                    you are a U.S. person who is exempt from backup
                                    withholding, check the box in Part 4.
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Certifications - Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer
Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the
"IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the
IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (or a U.S. resident alien).


Signature:________________________________________________________________________  Date:____________________, 2001
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.

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            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 30.5% of all reportable payments made to me will be withheld.

Signature:____________________________________________ Date:______________, 2001
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